Exhibit 10(r)

THIRD AMENDMENT TO

MEMORANDUM OF UNDERSTANDING

This Third Amendment to Memorandum of Understanding (this “Third Amendment”) is entered into by and among the Mississippi Development Authority (“MDA”), the Mississippi Major Economic Impact Authority (“MMEIA”), and PACCAR Engine Company (“PACCAR”), a Mississippi corporation, and its permitted successors and assigns.

WHEREAS, PACCAR, the MDA, the MMEIA, the Mississippi Department of Environmental Quality, the Mississippi Department of Employment Security, Lowndes County, Mississippi (“Lowndes County”), the Lowndes County Industrial Development Authority (the “LCIDA”), Oktibbeha County, Mississippi, and East Mississippi Community College are each parties to that certain Memorandum of Understanding, dated as of May 11, 2007 (the “Original MOU”);

WHEREAS, in accordance with Section 13.08 thereof, the Original MOU was first amended by that certain Letter Waiver, dated as of July 22, 2008 (the “First Amendment”), executed and accepted by the MDA, the MMEIA, Lowndes County, the LCIDA, and PACCAR, pursuant to which PACCAR agreed to waive certain obligations of the MDA and the MMEIA set forth in the Original MOU;

WHEREAS, in response to a material and unanticipated downturn in global economic conditions in 2007 that adversely affected the market for engines produced by PACCAR, PACCAR, the MDA and the MMEIA entered into discussions about reasonable extensions of the deadlines prescribed in the Original MOU for PACCAR’s satisfaction of its Investment Commitment and Jobs Commitment (as such terms are defined in the Original MOU);

WHEREAS, as a result of such material and unanticipated adverse change in market conditions, the MDA; the MMEIA and PACCAR entered into that certain Second Amendment to Memorandum of Understanding, dated on or about September 26, 2013 (the “Second Amendment”), which instrument such parties intended to (i) provide for a reasonable extension of the deadline for satisfaction by PACCAR of the Jobs Commitment, and (ii) clarify that PACCAR satisfied its Investment Commitment by entering into binding contractual commitments prior to the original deadline and performing under such contractual commitments;

WHEREAS, the Second Amendment modified Section 2.01(c) of the Original MOU by extending PACCAR’s Jobs Commitment deadline until December 31, 2015; however, due to simple oversight in the preparation of the Second Amendment, it failed to include the intended provision needed to modify Section 2.01(b) with respect to PACCAR’s satisfaction of the Investment Commitment;

WHEREAS, in preparing the Second Amendment, the parties thereto also inadvertently failed to clarify certain ambiguous language in Section 6.04 and the Enabling Legislation in connection with the Rebate Program;

WHEREAS, in order to correct the above-referenced inadvertent omissions from the Second Amendment and to clarify the above-referenced ambiguous language, the parties hereto desire to further amend the Original MOU, as amended by the First Amendment and the Second Amendment (as amended, the “Existing MOU”), in accordance with the terms set forth in this Third Amendment.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants, promises and agreements herein contained, and other good and valuable consideration, the parties hereto hereby agree as follows:

ARTICLE I.  RECITALS

The parties hereto hereby agree that the foregoing Recitals are true and correct, and are hereby incorporated in and made a part of this Third Amendment.

ARTICLE II.  DEFINITIONS

Capitalized terms used herein and not otherwise defined have the meanings set forth in the Existing MOU.

ARTICLE III.  CLARIFICATION OF INVESTMENT COMMITMENT

Effective as of September 26, 2013, Section 2.01(b) of the Existing MOU is hereby deleted in its entirety and replaced with the following:

“(b)

to make, by either expending funds and/or entering into binding contractural commitments to expend such funds, an initial capital investment in the Project from private sources of not less than Three Hundred Million Dollars ($300,000,000.00), no later than December 31, 2010 (the “Investment Commitment”); and”

ARTICLE IV.  CLARIFICATIONS REGARDING REBATE PROGRAM

(a)Beginning of the Project.  The parties hereto clarify and agree that, with respect to PACCAR, the “beginning of the project” (as such term is used in the definition of “Qualified business or industry” in the Enabling Legislation) occurred on December 1, 2010.

(b)Application for Incentive Payments.  The parties hereto clarify and agree that PACCAR applied for incentive payments under the Rebate Program on February 24, 2010, and that such application has been approved by the MDA.

(c)Rebate Commencement Date. The parties hereto clarify and agree that the Rebate Commencement Date was February 24, 2016.

(d)Notification to the Department of Revenue.  The parties hereto agree that the MDA or MMEIA notified the Mississippi Department of Revenue (formerly, the State Tax Commission) of its approval of PACCAR’s application for incentive rebate payments on or before December 31, 2018.

ARTICLE V.  RATIFICATION.

Except as specifically amended hereby, all terms and conditions of the Existing MOU are ratified and confirmed.   By the terms of the Existing MOU, the only parties required to execute this Third Amendment are the MDA, the MMEIA and PACCAR.

ARTICLE VI.  MISCELLANEOUS.

(a)Severability/Conflicts.  If any clause, provision or section of this Third Amendment shall be to any extent adjudged, ruled or otherwise held to be invalid or unenforceable by any court of competent jurisdiction the remaining terms and provisions of this Third Amendment shall not be affected thereby, but each term and provision of this Third Amendment shall be valid and be enforced to the fullest extent permitted by law.

(b)Counterparts.  This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  This Third Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronically transmitted signature hereto shall be deemed for all purposes to be an original signatory page.

(c)Binding Effect.  All agreements, terms, provisions and conditions in this Third Amendment shall extend and inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns of the parties hereto.

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(d)Headings/Construction.  The captions and headings of this Third Amendment are for convenience only, and are not to be construed as a part of this Amendment, and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.  Whenever herein the singular number is used, the same shall include the plural and words of any gender shall include each other gender.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the date(s) of acknowledgment of their respective signatures, to be effective as of the latest date signed by all parties hereto.

MISSISSIPPI DEVELOPMENT AUTHORITY

Date:  November 12, 2019By: /s/ Glenn L. McCullough, Jr.

Glenn L. McCullough, Jr.

Executive Director

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the date(s) of acknowledgment of their respective signatures, to be effective as of the latest date signed by all parties hereto.

MISSISSIPPI MAJOR ECONOMIC IMPACT AUTHORITY

Date:  November 12, 2019By: /s/ Glenn L. McCullough, Jr.

Glenn L. McCullough, Jr.

Executive Director

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the date(s) of acknowledgment of their respective signatures, to be effective as of the latest date signed by all parties hereto.

PACCAR ENGINE COMPANY

a Mississippi corporation

Date:  November 12, 2019By: /s/ Darrin C. Siver

Darrin C. Siver

Vice President

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